UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the


                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 24, 2003


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-22429


        Delaware                                                 11-3129361
________________________                                     ___________________
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)


555 Westbury Avenue, Carle Place, New York                              11514
__________________________________________                            __________
 (Address of principal executive office)                              (Zip Code)


                                 (516) 997-1155
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                    (Page 1)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 24, 2003, DHB Industries, Inc. (the "Company") issued a press release announcing the Company's second quarter 2003 results. The press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference. The information furnished under this Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not Applicable

         (b)      Not Applicable

         (c) The following Exhibit is filed as part of this Current Report on Form 8-K:

                  99.1 News Release of DHB Industries, Inc. issued July 24, 2003: DHB Industries Reports Second Quarter 2003 Results (furnished solely pursuant to Item 12 of Form 8-K).


                                    (Page 2)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 DHB INDUSTRIES, INC.



                                                 By: /s/ DAWN M. SCHLEGEL
                                                         _______________________
                                                         Dawn M. Schlegel
                                                         Chief Financial Officer


Dated:  July 24, 2003


                                    (Page 3)

                                  EXHIBIT INDEX

                                                                        Page No.

                                                                           5

99.1     News Release of DHB Industries, Inc. issued July 24, 2003:
         DHB Industries Reports Second Quarter 2003 Results
         (furnished solely pursuant to Item 12 of Form 8-K).









                                    (Page 4)